SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 15, 2001
                        (Date of earliest event reported)



                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
               (Exact Name of Registrant as specified in charter)



  New York                  000-26749                    11-2581812
(State or other             (Commission                  (I.R.S. Employer
Jurisdiction of              File Number)                 Identification
Incorporation)                                            Number)


              26 Harbor Park Drive, Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including area code (516) 627-0007

Item 4.  Changes in Registrant's Certifying Accountant

     On June 15, 2001, National Medical Health Card Systems, Inc. (the "Registrant") dismissed BDO Seidman LLP ("Seidman") as its principal independent accountant.

     Seidman's report on the Registrant's financial statements for either of the years ended June 30, 2000 or 1999 did not contain an adverse opinion or disclaimer of opinion, nor were either of those reports modified as to uncertainty, audit scope or accounting principles.

     The   Registrant's   decision  to  change   accountants   was  approved  by
Registrant's audit committee and its board of directors.

     During the Registrant's two most recent fiscal years and the subsequent interim period preceding such dismissal, there were no disagreements between the Registrant and Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     As of June 15, 2001, Registrant has engaged Goldstein Golub Kessler, LLP as its principal independent accountant to audit its financial statements for the fiscal year ended June 30, 2001.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

16. Letter dated June 19, 2001 from BDO Seidman, LLP to the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL MEDICAL HEALTH CARD
                                          SYSTEMS, INC.

Dated:  June 15, 2001
                                          By:  /s/ Bert E. Brodsky
                                               Bert E. Brodsky, Chairman of the
                                               Board and Chief Executive Officer

                                    EXHIBITS


Exhibit Number             Description of Exhibit


16       Letter from BDO Seidman, LLP to SEC dated June 19, 2001

                                   EXHIBIT 16




                                BDO Seidman, LLP
                              401 Broadhollow Road
                            Melville, New York 11747
                            Telephone (631) 501-9600
                               Fax (631) 501-1885


June 19, 2001



Securities and Exchange Commission
450 5th Street
Washington, D.C. 20549

Gentlemen:

     We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on June 15, 2001, to be filed by our former client, National Medical Health Card Systems, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,


/s/ BDO Seidman LLP